FLEXIBLE PREMIUM VARIABLE ANNUITY – H

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated October 25, 2006

to the

Prospectus dated May 1, 2006

and the

Statement of Additional Information dated May 1, 2006

The following text replaces the definition of ANNUITY COMMENCEMENT DATE in both the prospectus and the statement of additional information:

ANNUITY COMMENCEMENT DATE - The date the annuity payments will begin. In no event can this date be (1) later than the last day of the month following the month in which the Annuitant attains age 95, or (2) earlier than the first day of the calendar month coinciding with or next following the first Policy Anniversary. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

The following text replaces the fourth sentence of the the first paragraph under 7. ANNUITY PAYMENTS (THE INCOME PHASE) in the prospectus:

The annuity commencement date may not be later than the last day of the month following the month in which the annuitant attains age 95.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity – H dated May 1, 2006